City National Rochdale Intermediate Fixed Income Fund a series of City National Rochdale Funds
SUMMARY PROSPECTUS DATED JANUARY 31, 2015, AS SUPPLEMENTED MAY 1, 2015
Class: Class N Institutional Class	Ticker: (RIMCX) (CNRIX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Fund's Statement of Additional Information and shareholder reports, online at http://www.citynationalrochdalefunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to citynationalrochdalefunds@seic.com or from your financial intermediary. The Fund's Prospectus and Statement of Additional Information, dated January 31, 2015, as may be amended or further supplemented, and the independent registered public accounting firm's report and financial statements in the Fund's Annual Report to shareholders, dated September 30, 2014, are incorporated by reference into this Summary Prospectus.

City National Rochdale Intermediate Fixed Income Fund

INVESTMENT GOAL

The City National Rochdale Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund” or the “Fund”) seeks current income and, to the extent consistent with this goal, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Fixed Income Fund.

Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.40%		0.40%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses	0.12%		0.14%
Total Other Expenses		0.12%		0.39%
Total Annual Fund Operating Expenses		0.52%		1.04%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Intermediate Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$53	$167	$291	$653
Class N	$106	$331	$574	$1,271

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Intermediate Fixed Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. The Fund’s investments in fixed income securities consist primarily of fixed rate and variable rate corporate debt obligations, debt obligations of the U.S. Government and its agencies, bank obligations, commercial paper, repurchase agreements and Eurodollar obligations. In investing its assets the Fund seeks to purchase debt obligations of corporate and government issuers that provide an attractive rate of current income or provide for an attractive return based on the maturity, duration, and credit quality of the issuer relative to comparable issuers included in the Barclays Intermediate U.S. Government/Credit Bond Index. The Fund also invests in bank loans and agency and non-agency mortgage-backed securities and asset-backed securities.

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Under normal market conditions, the Fund’s assets will principally be invested in investment grade fixed-income securities (i.e., obligations rated BBB- or better by Standard & Poor’s or Baa3 or better by Moody’s, or if unrated, determined by City National Rochdale, LLC, to be of equal quality). The Fund may also invest a portion of its assets in fixed-income securities rated below investment grade (commonly known as “junk” bonds). Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on a credit rating by a nationally recognized statistical rating organization. The Adviser considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Adviser expects that the average credit quality of the Fund will be BBB or higher.

The Fund seeks to have an average portfolio maturity and duration between three and ten years, as such debt obligations generally pay a higher rate of current income than shorter maturity debt obligations. The Adviser expects the Fund to maintain a dollar-weighted average maturity and average duration similar to those of the Barclays Intermediate U.S. Government/Credit Bond Index (which are 4.2 and 3.9 respectively, as of December 31, 2014) but may position the Fund’s portfolio to be longer or shorter based on the Adviser’s outlook with respect to interest rates.

The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, the credit quality meets the Adviser’s fundamental criteria and the Adviser believes the valuation is attractive and industry trends remain favorable. Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what the it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Intermediate Fixed Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

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Liquidity – Bank loans, high-yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Bank Loans – Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Fund’s predecessor, the Rochdale Intermediate Fixed Income Portfolio, commenced operations on December 31, 1999, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Intermediate Fixed Income Fund commenced operations on March 29, 2013, and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fund. The Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Intermediate Fixed Income Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Intermediate Fixed Income Fund will perform in the future. Updated performance is available by calling 1-888-889-0799.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Institutional Class shares and Class N shares of the Intermediate Fixed Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. This bar chart shows the performance of the Intermediate Fixed Income Fund’s Class N shares based on a calendar year.

Best Quarter 3.60% Q3 2009	Worst Quarter -4.07% Q3 2008

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This table shows the average annual total returns of each class of the Intermediate Fixed Income Fund for the periods ended December 31, 2014. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2014)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	3.63%	4.15%	3.62%
Return After Taxes on Distributions	2.75%	2.92%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	2.07%	2.72%	2.27%
Institutional Class(2)
Return Before Taxes	4.13%	4.26%	3.67%
Barclays U.S. Intermediate Government/Credit Bond Index (Reflects no deduction for fees, expenses or taxes)	3.13%	3.54%	4.10%

(1)	Performance shown for periods prior to March 29, 2013 reflects that of the Predecessor Fund’s Class N shares.

(2)	Institutional Class shares of the Fund commenced operations on December 21, 2013. Performance shown for periods between March 29, 2013 and December 21, 2013 reflect the performance of the Class N shares of the Fund. Performance shown for periods prior to March 29, 2013 reflect the performance of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

William C. Miller, Jr., Senior Vice President and Director – Fixed Income Investments of the Adviser, and David Krouth, Senior Fixed Income Credit Analyst of the Adviser, have served as portfolio managers for the Fund since April 2013 and February 2015, respectively.

PURCHASE AND SALE OF FUND SHARES

Shares of the Intermediate Fixed Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum intitial investment requirement of $1,000,000 and certain tax deferred retirement plans (including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund may accept smaller amounts at its discretion. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Intermediate Fixed Income Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Intermediate Fixed Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Intermediate Fixed Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
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CNR-SM-022-0700